UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026

Sculptor Diversified Real Estate Income Trust, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56566	88-0870670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

9 West 57th Street, 40th Floor New York, NY 10019
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 790-0000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2026, Sculptor Diversified Real Estate Income Trust, Inc. (the “Company”) issued the following shares based on the respective net asset value per share as of August 31, 2026.

The following table details the shares issued and gross proceeds:

	Number of Shares Issued	Gross Proceeds
Class E Shares(1)	20,357	$237,558
Class AA Shares(2)	96,300	1,089,360
Class I-S Shares	4,964,520	54,197,669
Total	5,081,177	$55,524,587
_______________________________________
(1) Class E shares were issued to an employee and Sculptor Advisors LLC (19,500 shares at $227,558) as payment for accrued management fees.
(2) Includes sales load fees of $21,360 for Class AA Shares.

On September 11, 2026, the Company, pursuant to their distribution reinvestment plans, issued the following shares based on the respective net asset value per share as of July 31, 2026:

	Number of Shares Issued	Purchase Price
Class E Shares(1)	2,767	$32,680
Class F Shares	90,047	1,031,941
Class FF Shares	23,524	266,125
Class AA Shares	36,400	408,237
Class A Shares	2,023	22,467
Class I-S Shares	1,899	21,006
Total	156,660	$1,782,456
_______________________________________
(1) Includes distributions of 101 Class E restricted shares at $1,192 in connection with the restricted stock held by our independent directors under our independent director compensation plan.

The offer, sale, and issuance of these shares were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), Regulation D and/or Regulation S thereunder.

Item 7.01. Regulation FD Disclosure.

September 2026 Distributions

On September 30, 2026, the Company declared distributions for each class of its common stock in the amounts per share set forth below:

	Gross Distribution	Distribution Fees	Net Distribution
Class E Shares	$0.0664	$—	$0.0664
Class F Shares	$0.0664	$—	$0.0664
Class FF Shares	$0.0664	$0.0046	$0.0618
Class A Shares	$0.0664	$—	$0.0664
Class AA Shares	$0.0664	$0.0046	$0.0618
Class I-S Shares	$0.0664	$—	$0.0664

The net distributions for each class of common stock (which represents the gross distributions less distribution fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on September 30, 2026 and will be paid on or about October 12, 2026. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sculptor Diversified Real Estate Income Trust, Inc.

By:	/s/ Anthony Boni
Name:	Anthony Boni
Title:	Chief Financial Officer

Date:	October 9, 2026